Exhibit 99.3

CONTACT:	Media Contact:	Investor Contact:
	AnneMarie Mathews: 305-436-4799	Andrea DeMarco: 305-468-2463
	amathews@ncl.com	ademarco@ncl.com

NORWEGIAN CRUISE LINE HOLDINGS LTD. COMPLETES ACQUISITION OF PRESTIGE CRUISES INTERNATIONAL, INC.

Acquisition grows capacity of the world’s third largest
cruise operator close to 20%

Identified synergies of $25 million
with additional opportunities post-integration

Acquisition enhances Company’s industry-leading financial metrics

MIAMI – November 19, 2014 – Norwegian Cruise Line Holdings Ltd. (Nasdaq: NCLH) (the “Company”), a leading global cruise operator, today announced it has completed its previously-announced acquisition of Prestige Cruises International, Inc. (“Prestige”), the market leader in the upscale cruise segment and parent company of Oceania Cruises and Regent Seven Seas Cruises, in cash and stock for a total transaction consideration of $3.025 billion, including the assumption of debt.

With this acquisition, Norwegian Cruise Line Holdings Ltd. operates a portfolio of brands that span all market segments in the cruise industry, from contemporary to upper-premium to luxury. Each brand offers differentiated experiences in their respective segments. The Norwegian Cruise Line brand provides the freedom and flexibility of a resort-style vacation on board some of the most innovative ships in the industry with its unique Freestyle Cruising proposition. Oceania Cruises offers an upper premium experience with the finest cuisine at sea on its fleet of mid-sized ships, while Regent Seven Seas Cruises is the market leader in the luxury cruise segment and operates three award-winning, all-suite ships, with an additional ship on order for delivery in summer 2016.

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Norwegian Completes Prestige Acquisition/2

Commenting on the closing of the acquisition, Kevin Sheehan, president and chief executive officer of Norwegian Cruise Line Holdings Ltd., said, “While for years we have competed successfully with our one brand in an increasingly consolidated industry, our acquisition of Prestige creates a new cruise operator with a range of complementary offerings as diversified as any in the industry.  We now shift our focus from planning for the successful integration of these organizations to the implementation phase, with an organizational structure that allows for the realization of significant synergies while maintaining the integrity of the Norwegian Cruise Line, Oceania Cruises and Regent Seven Seas Cruises brands that have made each a success in their respective segment.”

Frank Del Rio, chief executive officer of Prestige Cruise Holdings, Inc., commented, “We’re excited to officially join the Norwegian family and ready to begin this next chapter as one united company.  Together, we will further our brands’ position as leaders in the upper-premium and luxury cruise markets by continuing to deliver an exceptional onboard experience for our guests, and expand the reach of both Oceania Cruises and Regent Seven Seas Cruises throughout the world.”

About Norwegian Cruise Line Holdings Ltd.

Norwegian Cruise Line Holdings Ltd. (Nasdaq: NCLH) is a diversified cruise operator of leading global cruise lines spanning market segments from contemporary to luxury under the Norwegian Cruise Line, Oceania Cruises and Regent Seven Seas Cruises brands.

These brands operate a combined 21 ships with approximately 40,000 lower berths visiting more than 430 destinations worldwide.  The company’s brands will introduce five new ships through 2019.

Norwegian Cruise Line is the innovator in cruise travel with a history of breaking the boundaries of traditional cruising, most notably with the introduction of Freestyle Cruising, which revolutionized the industry by giving guests more freedom and flexibility on the most contemporary ships at sea.  Oceania Cruises is the market leader in the upper-premium cruise segment featuring the finest cuisine at sea, gourmet culinary experiences, elegant accommodations, impeccable service and destination-driven itineraries.  Regent Seven Seas Cruises is the market leader in the luxury cruise segment with all-suite accommodations, highly personalized service and the industry’s most inclusive luxury experience featuring round-trip air, fine wines and spirits and unlimited shore excursions among its numerous included amenities.

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Norwegian Completes Prestige Acquisition/3

Note on Forward-Looking Statements

This release may contain “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. The words “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend,” “future,” and similar expressions may identify forward-looking statements, which are not historical in nature. These forward-looking statements reflect Norwegian’s current expectations, and are subject to a number of risks, uncertainties, and assumptions. Among the important risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are the potential impact of the announcement or consummation of the transaction on relationships, including with employees, customers and suppliers and any related impact on integration and anticipated synergies, the adverse impact of general economic conditions and related factors such as high levels of unemployment and underemployment, fuel price increases, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence; changes in cruise capacity, as well as capacity changes in the overall vacation industry; intense competition from other cruise companies as well as non-cruise vacation alternatives which could affect our ability to compete effectively; negative publicity surrounding the cruise industry; changes in fuel prices and/or other cruise operating costs; the risks associated with operating internationally, including changes in interest rates and/or foreign currency rates; the continued borrowing availability under our credit facilities and compliance with our financial covenants; our substantial indebtedness, including the inability to generate the necessary amount of cash to service our existing debt, and to repay our credit facilities; our ability to incur significantly more debt despite our substantial existing indebtedness; the impact of volatility and disruptions in the global credit and financial markets which may adversely affect our ability to borrow and could increase our counterparty credit risks, including those under our credit facilities, derivatives, contingent obligations, insurance contracts and new ship progress payment guarantees; adverse events impacting the security of travel such as terrorist acts, acts of piracy, armed conflict and other international events; the impact of any future changes relating to how external distribution channels sell and market our cruises; the impact of any future increases in the price of, or major changes or reduction in, commercial airline services; the impact of delays, costs and other factors resulting from emergency ship repairs as well as scheduled repairs, maintenance and refurbishment of our ships; the delivery schedules and estimated costs of new ships on terms that are favorable or consistent with our expectations; the impact of problems encountered at shipyards, as well as, any potential claim, impairment loss, cancellation or breach of contract in connection with our

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Norwegian Completes Prestige Acquisition/4

contracts with shipyards; the impact of the spread of epidemics and viral outbreaks; the uncertain political environment in countries where we operate; the impact of weather and natural disasters; accidents and other incidents affecting the health, safety, security and vacation satisfaction of guests or causing damage to ships, which could cause the modification of itineraries or cancellation of a cruise or series of cruises; the impact of pending or threatened litigation and investigations; our ability to obtain insurance coverage on terms that are favorable or consistent with our expectations; the impact of any breaches in data security or other disturbances to our information technology and other networks; the impact of amendments to our collective bargaining agreements for crew members and other employee relation issues; the continued availability of attractive port destinations; our ability to attract and retain key personnel and qualified shipboard crew, maintain good relations with employee unions, maintain or renegotiate our collective bargaining agreements on favorable terms and prevent any disruptions in work; changes involving the tax, environmental, health, safety, security and other regulatory regimes in which we operate; increases in our future fuel costs related to implementing IMO regulations, which require the use of higher priced low sulfur fuels in certain cruising areas; the implementation of regulations in the U.S. requiring U.S. citizens to obtain passports for travel to additional foreign destinations; and other factors discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). For more information concerning factors that could cause actual results to differ materially from those conveyed in the forward-looking statements, please refer to the “Risk Factors” section of the Annual Reports on Form 10-K filed by each of Norwegian Cruise Line Holdings Ltd. (“NCLH”) and NCL Corporation Ltd. (“NCLC”) with the SEC and subsequent filings by NCLH and NCLC, including the Definitive Information Statement relating to the acquisition of Prestige filed with the SEC on October 16, 2014. You should not place undue reliance on forward-looking statements as a prediction of actual results. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based.

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